 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q4 2016)(financials as of Q3 2016)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s 2015 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2016 which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Your Community Bankshares, Inc. (“YCB”) may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and YCB may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and YCB may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

Who and Where We Are

- Founded in 1870
- Headquartered in Wheeling, WV
- $9.8 billion in assets
- 174 financial centers
- Strong credit quality and regulatory compliance
- Top market share
  - Top 10: Columbus, Elizabethtown, Louisville, Pittsburgh, West Virginia
  - Top 15: Dayton
  - Top 20: Cincinnati
- Diversified revenue generation
  - Trust services
  - Securities brokerage
  - Wealth management
  - Investment management
  - Insurance

Top Market Share



Fort Wayne
Akron
Indianapolis
Charleston
Frankfort
Lexington
Evansville

Balanced Market Distribution

Loans



KY 10%
IN 6%
WV 29%
PA 21%
OH 34%

Deposits



KY 8%
IN 8%
WV 34%
PA 22%
OH 28%

Note: asset, location, loan, & deposit data as of 9/30/2016; market share based on 2016 MSA deposit rankings (source: S&P Global) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes Wells Fargo branch & Nationwide Insurance Financial Services)

2

 Executive  Position  Years inBanking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  32  3  Robert Young  EVP & Chief Financial Officer  30  15  Ivan Burdine  EVP & Chief Credit Officer  36  3  Jonathan Dargusch  EVP – Wealth Management  35  6  Jay Zatta  EVP – Chief Lending Officer  30  8  Lynn Asensio  EVP – Retail Administration  38  11  Michael Perkins  EVP – Chief Risk & Admin Officer  21  21  Experienced and Stable Management Team  * as legal counsel to WesBancoNote: all key operating executives listed have large firm experience  *

Key Differentiators

- Emerging financial services company with a community bank at its core
  - Diversified revenue growth engines with a critical focus on credit quality
  - Well-balanced loan and deposit distribution across footprint
  - Robust legacy market share combined with six major metropolitan markets
  - Top ten market share in the Columbus, Louisville, and Pittsburgh MSAs
  - Strong legacy of credit and risk management
- Solid, and growing, non-interest income generation
  - $3.7B of assets under management through our 100-year old trust business
    - $0.9B AUM through our proprietary mutual funds, the *WesMark Funds*
- Focus on customer service to ensure a relationship that meets all customer needs efficiently and effectively
- Strong expense management culture with a year-to-date efficiency ratio of 56.1%, despite having sizable fee-based businesses

Well-positioned for continued, high-quality growth

Note: market share based on 2016 MSA deposit rankings (source: S&P Global); financial data as of quarter ending 9/30/2016; please see the efficiency ratio reconciliation in the appendix

4

Diversified Growth Strategies

- Diversified loan portfolio with a focus on Commercial and Industrial (C&I)
  - Increased productivity from and enhancements to the commercial lending team

- Long history of strong wealth management capabilities
  - Proprietary mutual funds, and a century of trust experience
  - Established wealth management, insurance, and private banking services are keys to fee income strategy

- Traditional retail banking services strategies
  - Focus on customer service and convenience
  - Customer need-based product delivery through our various channels

- Strong culture of expense management
  - Focus on delivering positive operating leverage while making necessary growth-oriented investments
  - Emphasis on technology implementation to streamline and improve processes

- Franchise expansion in contiguous markets
  - Targeted acquisitions within a reasonable geographic hub of our headquarters

5

 *  Diversified Loan Portfolio  Alignment of resources to higher revenue opportunity marketsFocus on expanding Commercial and Industrial (C&I) business with dedicated C&I and Business Banking teams in all major metropolitan markets while retaining our traditional CRE/LCD expertiseSecurities portfolio provides flexibility to manage balance sheet while supporting loan growth over the next couple of years  Loan Composition as of 9/30/2016  Total Loans = $6.2B  Loan Composition as of 9/30/2011  Total Loans = $3.2B

 *  Diversified Loan Portfolio – Energy Exposure  In general, efforts related to the shale oil and gas industry are centered on deposit and wealth management growth as opposed to loan growthMinimal loan exposure to the oil, gas, and coal industryDirect exposure is less than 1% of $6.2B total loan portfolioIndirect exposure is an additional approximate 1% of the total loan portfolioReview of loans to the oil, gas, and coal industry did not identify any material portfolio weakness on an aggregate basisWhile reduced oil and natural gas prices led to a slowdown in new well drilling during 2014-2015, investments continue to be made in our regions as pipeline construction continues and plans for multi-billion-dollar ethane cracker plants near Pittsburgh and Wheeling were recently confirmedRecent drilling and royalty activity has increased as price of oil and natural gas have increased and pipelines came on-line  Note: loan and asset data as of 9/30/16

Strong Wealth Management Capabilities

- Trust, securities brokerage, private banking, and insurance consolidated under one executive management team
  - $3.7B of trust and mutual fund assets under management
  - $335MM in private banking loans and deposits
  - More than 5,000 trust and 1,200 private banking relationships
- Growth opportunities from shale-related private wealth management
- Robust product capabilities:
  - Trust and investment management, and securities investment sales
  - Private client services in all key markets
  - Financial, retirement, and estate planning
  - Insurance (personal, commercial, title, health)

Trust Assets (Market Value as of 12/31) ($B)



$2.3
$2.7
$3.0
$2.4
$2.9
$3.2
$3.8
$3.7
CAGR 4%
2002
2004
2006
2008
2010
2012
2014
2016 (9/30)

WesMark Funds℠

Net Assets	($MM)
Growth	$ 320
Gov't Bond	$ 257
WV Muni Bond	$ 122
Balanced	$ 104
Sm. Co. Growth	$ 95

Note: assets and clients as of 9/30/16; WesMark Funds net assets as of 9/30/16

8

 *  Well-Positioned in Growing Wealth Markets  ~80% of deposits and trust assets located in Marcellus/Utica shale regions  ``  Note: assets and location data as of 9/30/2016; household income data as of 2016 (source: S&P Global, Nielsen)  Median Household Income (2016) ($)  Shale Formations Marcellus Utica  Pittsburgh  Lexington

Retail Banking Strategies

- Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functions
- Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities
- Transitioning financial center personnel from transaction-based to need-based sales activity
  - Full integration of CRM system to track relationships and referrals
  - Centers in key markets have bankers licensed to offer investment products
  - Majority of center managers have completed or are enrolled in our Business Banking Academy program
  - Growth in demand deposits, business banking loans, and e-banking fees
- Continuous reviews for financial center optimization
  - Technology deployments and an omni-channel distribution model
  - Since 2012, closed ten offices, downsized five, and opened three new offices in more attractive markets

Note: location data as of 9/30/2016

10

Strong Culture of Expense Management

- Scalable technology infrastructure supports both organic and acquisition-related growth without significant additional investment
- Introduced software and cost control tools to enhance overall combined purchasing efforts and to better manage travel expenses
  - Review of all major bank operations and information technology contracts
- Utilize technology to reduce travel cost and enhance communication
  - Communication infrastructure modernization has reduced communication costs more than 40% since 2013
  - Upgrade of phone systems and increased utilization of video conferencing
  - Elimination of all personal computers with installation of “thin-client” technology



Efficiency Ratio
61.5%
62.5%
62.5%
61.9%
59.2%
57.9%
59.5%
61.0%
61.0%
59.6%
57.1%
56.1%
2011
2012
2013
2014
2015
2016 (9/30YTD)
WSBC
Peer Average

Note: financial data as of 9/30/2016; please see the efficiency ratio reconciliation in the appendix; peer average efficiency ratio represents a simple average of WSBC’s peer group (sources as of 11/9/16: S&P Global, company reports); peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI

11

Franchise Expansion

- Focus on targeted acquisitions in existing markets and new higher-growth metro areas
- History of successful acquisitions that have improved earnings
- Adequate capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank oriented value-based approach to our markets
- Critical, long-term focus on shareholder return

Contiguous Markets Radius


OHIO
PENNSYLVANIA
INDIANA
WEST VIRGINIA
KENTUCKY
VIRGINIA
MARYLAND
TENNESSEE
Cincinnati
Washington
Baltimore

Recent Acquisitions

- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust (5 branches): announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

12

Long-Term Value Proposition

- Diversified and well-balanced financial services company
- Strong legacy of credit and risk management
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Well-defined growth strategies for long-term success of key stakeholders
- Average loans to average deposits ratio of 87.3% provides significant opportunity for growth
- Regularly achieve 5-star ratings from Bauer Financial and recognition as one of America's best banks*



Return on Tangible Common Equity (ROTCE)
13.2%
13.6%
15.8%
15.4%
14.6%
13.4%
13.9%
12.6%
11.7%
12.3%
12.8%
12.7%
13.1%
12.8%
2011
2012
2013
2014
2015
3Q16YTD
WSBC
Peer Average
WSBC (excl. merger expenses)

* as recognized by a leading financial magazine

Note: loan to deposit ratio represents 9/30/16 quarter; please see the ROTCE reconciliation in the appendix for WSBC and WSBC (excl. merger expenses); peer ROTCE from S&P Global (as of 11/9/16) and represents a simple average of WSBC's peer group (see slide #11)

13

 Financial Overview

Financial and Operational Highlights – Q3 2016

- Net income up 6.7% and EPS up 3.4% (excluding merger-related costs)
- Return on tangible common equity of 13.6% (excluding merger-related costs)
- Steady and meaningful progress on balance sheet remix strategy
  - 5.5% organic loan growth over past twelve months
  - Decreasing investment securities balances to fund loan growth
    - Will improve asset yields, over time, as loan rates are higher than securities rate
    - Will help to maintain balance sheet size, in the near-term, under $10 billion of assets
  - Current size of securities portfolio provides flexibility to manage balance sheet in this extended lower-for-longer interest rate environment while supporting mid-single digit overall loan growth
  - Allowed run-off of certain higher cost certificates of deposit as focused on meeting customer preferences for other deposit types
- Remain focused on long-term expense management and positive operating leverage
  - Year-to-date efficiency ratio of 56.1% improved 118 basis points

Note: financial data as of quarter ending 9/30/2016, which reflects impact of the YCB and ESB mergers, and compared to the quarter ending 9/30/2015; please see the reconciliations to GAAP results in the appendix

15

 Financial Performance Summary  *  excludes merger-related expensesall figures are three month ending figures; do not disclose nine month figuresNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 9, 2016; ESB Financial merger closed February 10, 2015

 Net Interest Margin  Net interest margin has been impacted due to:An extended “lower-for-longer” interest rate environment with a flatter yield curve and lower LIBOR-based swap spreadsLower spreads on existing loan repricing and competitive new loan pricingIncreased funding costs associated with a higher proportion of Federal Home Loan Bank medium-term borrowings and higher junior subordinated debt costsContinued loan growth and balance sheet remix strategy will, over time, improve asset yields as average loan rates are higher than securities ratesNIM two basis points higher in Q3 2016 compared to the second quarter, and has shown relative stability over the last four quarters  *  Net Interest Margin (FTE)

Securities Portfolio

- Securities portfolio represents ~24% of total assets (compared to ~30% last year)
  - Scheduled maturities and select sales of short-term, lower-yielding securities to help manage risk and portfolio efficiency while funding loan growth during Q3 2016
- Portfolio characteristics:
  - No credit-related issues
  - Few callable agency and no high-premium mortgage-backed securities
  - Average tax-equivalent yield 2.88%
  - Weighted average life ~4.1 years
  - 46% unpledged
- Portfolio reduction is a component of balance sheet remix strategy
  - Provides flexibility to support loan growth over the next couple of years
  - Help maintain balance sheet size under $10 billion of assets in the near-term

Composition as of 9/30/2016



Agency Mortgage-Backed & CMO 54%
Municipals 39%
Corporate Bonds 3%
U.S. Gov't Agencies 3%
Other 1%

Total Securities = $2.4B

Note: financial data as of 9/30/2016

18

Interest Rate Sensitivity

➢ Positioned for asset sensitivity in rising rate shock and ramp environments

Immediate Change in Interest Rates	Change in Net Interest Income from Base over One Year	
	December 31, 2015	September 30, 2016
+1% Rate Shock	+3.6%	+3.3%
+2% Rate Shock	+5.5%	+4.8%
+3% Rate Shock	+6.2%	+4.9%
+2% Rate Ramp	+3.0%	+2.8%
(1%) Rate Shock	(2.7%)	(3.2%)
EVE +2% Rate Shock	+1.9%	+9.6%
EVE (1%) Rate Shock	(8.8%)	+1.1%

Note: "EVE" is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

19

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue year-to-date 2016Q3 2016 operating non-interest income reflects:Commercial customer loan swap fee income as customers become more receptive to the back-to-back fixed rate swap productSecurities gains from the sale or maturity of securities reflective of balance sheet remix strategyGrowth in electronic banking and deposit fees from increased retail and business transaction volumeBrokerage revenue negatively impacted by staff restructuring and an emphasis on deposit retention  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)

Risk Management and Regulatory Compliance

- Conservative underwriting standards
- Five consecutive "outstanding" CRA ratings
- Phasing in the costs of processes and additional risk, governance, and statistical personnel for crossing the $10B Dodd-Frank threshold
- Liquidity, loan, and capital stress testing in preparation for post-$10B DFAST reporting
- Enhancing our strong compliance management system
- Strong risk-based capital ratios well above regulatory requirements



Basel III Tier 1 Risk-Based Capital Ratio
13.68%
13.35%
13.30%
13.62%
12.95%
Required
6.0%
3Q15
4Q15
1Q16
2Q16
3Q16



Basel III Common Equity Tier 1 Capital Ratio
11.92%
11.66%
11.58%
11.88%
11.07%
Required
4.5%
3Q15
4Q15
1Q16
2Q16
3Q16

Note: Your Community Bankshares merger closed September 2016

21

 Returning Value to Shareholders  Since 2010, dividend has increased 71%Q3 2016 dividend payout ratio 40.0%, compared to 32.5% for SNL $5-10B bank peer groupQ3 2016 dividend yield 3.0%, compared to 2.0% for SNL $5-10B bank peer group  *  Dividends per Share ($)  Note: dividend through August 2016 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring & merger-related costs; WSBC dividend yield based upon 10/27/16 closing stock price of $32.12; SNL bank peer group dividend data as of 3Q2016 (source as of 11/9/16: S&P Global)

Investment Rationale

- Diversified and well-balanced financial services company with a community bank at its core
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Strong legacy of credit and risk management
- Favorable asset quality when compared to regional and national peers
- Well-defined growth and $10B asset threshold strategies for long-term success of key stakeholders
- Focus on shareholder value through earnings and dividend growth
- Stock trades at a 2-3x multiple discount – despite above peer-average financial performance

Well-positioned for continued, high-quality growth with strong upside market appreciation potential

23

Appendix

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance to Legacy Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  *  Note: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Net Income and EPS (Diluted)  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Legacy Loan Loss Allowance to Total Legacy Loans